Exhibit 10.1

                             1999 STOCK OPTION PLAN

                                       OF

                               I.D. SYSTEMS, INC.

                AS AMENDED AND RESTATED EFFECTIVE APRIL 20, 2005


1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants who are not employees of I.D. Systems, Inc., a Delaware corporation (the "Company"), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which do not qualify as ISOs ("NQSOs"), restricted stock awards ("Restricted Stock Awards") and restricted stock unit awards ("Restricted Stock Units" and, together with Restricted Stock Awards, "Stock Awards"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options or Stock Awards may be granted under the Plan shall not exceed 2,812,500 (taking into account a 1.25 stock split to be effected prior to or contemporaneous with the Company's initial public offering). Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option or Stock Award which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of options and Stock Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

         The maximum number of shares with respect to which options may be granted under the Plan to any individual in any fiscal year shall be 750,000.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors (collectively, the "Committee"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to make all determinations relating to the Plan, including, but not limited to, the right to determine: the key employees and consultants who shall be granted options and Stock Awards; the type(s) of options or Stock Awards to be granted to a key employee; the times when an option or Stock Award shall be granted; the number of shares of Common Stock to be subject to each option and Stock Award; the term of each option and Stock Award; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; the terms of the restricted period and other conditions and restrictions applicable to Stock Awards; whether to accelerate the date of exercise of any option or to accelerate the lapse of any restrictions applicable to a Stock Award or any installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to require the optionee to enter into a stockholder's agreement with the Company as a condition to exercising any option; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option or Stock Award and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or the shares acquired pursuant to the exercise of an option or a Stock Award to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 12 hereof (the "Contract"), including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, to financial objectives for the Company or a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the participant with the Company, and to determine whether such restrictions or contingencies have been met; whether a participant is Disabled (as defined in Paragraph 20); the amount, if any, necessary to satisfy the obligation of the Company, to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the participant, to cancel or modify an option or Stock Award, provided, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of
Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option or Stock Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan, any Contract or any option or Stock Award hereunder.

4. ELIGIBILITY. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant options or Stock Awards to (a) key employees (including officers and directors who are key employees) of the Company or any of its Subsidiaries and (b) consultants to the Company or any of its Subsidiaries. An individual to whom an option or a Stock Award has been granted is referred to under the Plan as a "participant".

         Options and Stock Awards granted hereunder shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; provided, however, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000; provided further, that the maximum number of shares with respect to which ISOs may be granted under the Plan to any eligible employee in any fiscal year shall be 300,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         The fair  market  value of a share of Common  Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board of Directors or the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of

Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

         A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or in the case of uncertificated shares, an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

8.       STOCK AWARDS.

         (a) The Committee may from time to time cause the Company to grant Restricted Stock Awards and/or Restricted Stock Unit Awards under the Plan. A Restricted Stock Award is a grant of shares of Common Stock, and a Restricted Stock Unit Award is the grant of a right to receive shares of Common Stock in the future, with such shares of Common Stock or right to future delivery of such shares of Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more conditions relating to completion of service by the participant, or achievement of performance goals or such other objectives, as established and determined by the Committee. The Committee may designate whether any Stock Award is intended to be "performance-based compensation" within the meaning of Section 162(m) of the Code. Any Stock Award intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance goals established by the Committee in a manner that is consistent with Section 162(m) of the Code.

         (b) At the time a grant of a Stock Award is made, the Committee shall establish a period of time (the "Restricted Period") applicable to the shares of Common Stock that are the subject of such Stock Award ("Restricted Shares"). Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

         (c) The Company shall issue, in the name of each participant to whom Restricted Shares under a Restricted Stock Award have been granted, stock certificates representing the total number of Restricted Shares granted to such person, as soon as reasonably practicable after the grant. Stock certificates with respect to the Restricted Shares under a Restricted Stock Unit Award shall be issued when such shares are no longer subject to forfeiture. The Company, at the direction of the

Committee, shall hold such certificates, properly endorsed for transfer, for the participant's benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

         (d) Unless otherwise provided by the Committee, holders of Restricted Shares shall have the right to vote such shares and have the right to receive any cash dividends with respect to such shares. All distributions, if any, received by a participant with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Paragraph 8. A participant shall not have any rights of a shareholder with respect to Restricted Shares that are the subject of a Restricted Stock Unit Award until such Shares are issued by the Company.

         (e) Except as may otherwise be expressly provided by the Committee in the applicable Contract, if a participant's relationship as an employee of, or consultant to, the Company, terminates for any reason (including death or Disability), all Restricted Shares for which the restrictions have not previously lapsed shall thereupon immediately be forfeited to the Company.

         (f) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the participant or his beneficiary or estate, as the case may be.

9. TERMINATION OF RELATIONSHIP - EFFECT ON OPTIONS. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose relationship with the Company, as an employee or a consultant has terminated for any reason (other than as a result of the death or Disability of the optionee) may exercise his options, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan to an employee or consultant shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company if at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

10. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant to, the Company, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options that were granted to him as an employee or consultant may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 20) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant to, the Company, has terminated by reason of such optionee's Disability may exercise the options that were granted to him as an employee or consultant, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

11. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option or Stock Award that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise or as a result of such Stock Award shall be effective and current at the time of exercise or grant, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock that are subject to such option or Stock Award. Nothing herein shall be construed as requiring the Company to register shares subject to any option or Stock Award under the Securities Act or to keep any Registration Statement effective or current.

         The Committee may require, in its sole discretion, as a condition to the receipt of an option or Stock Award or the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option or grant or lapse of restrictions with respect to a Stock Award are being acquired by the participant for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such participant will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock subject to such option or Stock Award, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the participant shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any option or Stock Award on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or Stock Award or the issuing of shares of Common Stock thereunder, such option or Stock Award may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

12. CONTRACTS. Each option and Stock Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the
optionee,   and  shall  contain  such  terms,
provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each option, Stock Award and Contract need not be identical.

13. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan:

         (a) a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, or a spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the Committee shall appropriately adjust the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof and the aggregate number and kind of shares subject to each Stock Award. Such adjustments shall be conclusive and binding on all parties and may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.

         (b) in the event of the liquidation or dissolution of the Company, or a merger to which the Company is a party whether or not it is the surviving corporation or a consolidation or a sale by the Company of all or substantially all of its assets, then, except as set forth below, (i) the options granted hereunder which are outstanding or unvested as of the date of such event, shall continue to be outstanding and the optionee shall be entitled to receive an option in the surviving corporation for the same number of shares as he would have been entitled to receive if he had exercised the options granted hereunder immediately prior to the transaction and actually owned the shares of common stock subject to such option, and (ii) all restrictions and conditions with respect to Restricted Shares shall lapse. The exercise price of the option in the surviving corporation shall be such that the aggregate consideration for the shares of stock subject to the option in the surviving corporation shall be equal to the aggregate consideration payable with respect to the option granted under the Plan.

         Notwithstanding the foregoing, the Company shall have the right, by written notice, provided to an optionee sent no later than 15 days prior to the proposed liquidation, dissolution, merger or other transaction, to advise the optionee that upon consummation of the transaction all options granted to any optionee under the Plan shall terminate and be void, in which event, the optionee shall have the right to exercise all options then currently exercisable in accordance with the terms of the applicable option Contract within 10 days after the date of the notice from the Company.

         Upon a Change of Control of the Company (as defined below), each option shall become immediately exercisable with respect to all shares of Common Stock subject thereto and all restrictions and conditions with respect to Restricted Shares shall lapse, unless the provisions of Paragraphs 13(a) or (b) are operative. For purposes hereof, a "Change in Control" shall be deemed to have occurred if: (i) any "person" or "group" (as such terms are used in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")), except if an employee stock ownership trust (or any of the trustees thereof) or any of the executive officers as of the date of stockholder approval of the Plan become a "beneficial owner" (as such term is used in Rule 13d-3 promulgated under the Act), after the date hereof, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (ii) a change in "control" of the Company (as the term "control" is defined in Rule 12b-2 or any successor rule promulgated under the Act) shall have occurred; (iii) individuals who, as of the date this Plan was first adopted by the Board of Directors (the "Effective Date"), constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute a majority of the members of the Board of Directors, provided, however, that any person becoming a director subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least two-thirds of the directors constituting the Incumbent Board shall be considered a member of the Incumbent Board, provided, further, however, that no individual initially elected or nominated as a director of the Board of Directors as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors shall be deemed to be a member of the Incumbent Board; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (v) the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in the combined voting power of the Company's voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

14. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on May 14, 1999. No ISO may be granted under the Plan after May 13, 2009. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with any change in applicable law, regulations, rulings or interpretations of any administrative agency; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 13, increase the maximum number of shares of Common Stock for which options or Stock Awards may be granted under the Plan,
(b) change the eligibility requirements to receive options or Stock Awards hereunder or (c) make any other change for which applicable law requires stockholder approval. No termination, suspension or amendment of the Plan shall, without the consent of the participant, adversely affect his rights under any option or Stock Award granted under the Plan. The power of the Committee to construe and administer any option or Stock Award granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

15. NON-TRANSFERABILITY. No option or Stock Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options, Stock Awards, and the shares of Common Stock subject thereto may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

16. WITHHOLDING TAXES. The Company, may withhold (a) cash, (b) shares of Common Stock to be issued upon exercise of an option or with respect to which forfeiture restrictions lapse having an aggregate fair market value on the relevant date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or Stock Award, as applicable, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

17. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, including any stockholder's agreement, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan. Each participant may, in the Committee's discretion, be required to execute a stockholders' agreement as a condition to receiving a grant of options or a Stock Award hereunder.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

18. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

19. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
20) or assume the prior options of such Constituent Corporation.

20. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the optionee and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

         (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which
Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

         (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

         (e) "Parent" shall have the same definition as "parent  corporation" in
Section 424(e) of the Code.

         (f)  "Subsidiary"   shall  have  the  same  definition  as  "subsidiary
corporation" in Section 424(f) of the Code.

21. GOVERNING LAW; CONSTRUCTION. The Plan, the options and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions. Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

22. NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in the Plan or in any option or Stock Award granted under the Plan shall confer on any participant any right to continue in the employ of, or as a consultant to, the Company or as a director of the Company, or interfere in any way with any right of the Company to terminate the participant's relationship at any time for any reason whatsoever without liability to the Company.

23. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

24. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the Company's stockholders.